LEASE AGREEMENT WITH OPTION


     This Lease Agreement made and entered into by and between INNOVATIVE INDUSTRIES, LLC, a Mississippi Limited Liability Company, hereinafter referred to as LESSOR, and BIO SOLUTIONS INTERNATIONAL, INC., 35 Power Lane, Hattiesburg, MS 39402, a Nevada Corporation, hereinafter referred to as LESSEE.

                                  WITNESSETH:
                                       I.

     For and in consideration of the rentals hereinafter described Lessor does by these presents lease, let and demise unto Lessee that certain real property and improvements hereinafter described, being generally known as a portion of lands and building at 1161 James Street, Hattiesburg, Forrest County, Mississippi, and Lessee does hereby take and lease from Lessor said property, the same being more specifically described as follows:

     12,000 square feet, more or less, of the South end of Lessor's building and part of the office space situated therein as agreed and which property and building is situated at 1161 James Street, Hattiesburg, Forrest County, Mississippi, being a portion of the following described real property, to-wit:


          Lots 1 through 10 and vacant Duke Avenue South of said lots in Block 2 and also Lots 1 through 9 in Block 3 of the J.B. Stevens Subdivision of Block 16 of the J.E. Arledge Survey of the City of Hattiesburg, Forrest County, Mississippi, being located in a part of the SE 1/4 of the NE 1/4 of Section 15, Township 4 North, Range 13 West, as shown by plat thereof appearing of record in the records of the Office of the Chancery Clerk of Forrest County, Mississippi.

         Lessor                                                   Lessee
         ------                                                   ------

Innovative Industries, LLC                  Bio Solutions International, Inc.
Mr. A.D. McLeod                             Louis H. Elwell, III
P.O. Box 249                                35 Power Lane
Leakesville, MS  39451                      Hattiesburg, MS 39402


     Said lease term shall commence on the 1st day of May, 2002, and shall end on May 1, 2007.


                                       II.

     As rental for said premises and property hereby leased, Lessee covenants, agrees and binds itself to pay unto Lessor, its assigns or successors, the sum of $3,000.00 per month, payable monthly in advance on or before the 1st day of each month during the lease term, commencing on May 1, 2002, and a like monthly rental installment on the 1st day of each and every month thereafter during the life of this Lease Agreement, it being specifically understood and agreed that said monthly installments of rent are payable in advance and non-payment of said monthly rental installments shall constitute a breach of this lease.


                                      III.

     It is understood and agreed that the demised premises and property are leased solely for the lawful operations of Lessee. Lessee shall at all times comply with all local, state and federal laws, ordinances, rules and regulations in its operations conducted on said premises. Lessee will not use or occupy said premises for any purpose deemed hazardous on account of fire or otherwise.


                                       IV.

     Lessee shall at its own expense maintain all leased property, both real and personal, shall promptly make all repairs and replacements necessary to maintain the same in good operating condition, and shall return all of the same unto Lessor upon expiration of this Lease in the same condition as the same now is at the commencement of this Lease, reasonable wear and tear excepted. Lessee shall maintain its equipment, rental space and surrounding areas in good and clean condition at all times. Lessee's agreement hereunder shall include alterations and repairs of the existing building to be made by Lessee at Lessee's expense as same may be approved in advance by Lessor for Lessee's use in its business operation and all of which shall be made and completed within a reasonable time and which will not impair the use of any other portion of the building not leased by the Lessee. Lessee agrees to complete all alterations and repairs in a timely manner at its own expense. Any such alterations and repairs which are affixed to the building shall become the property of the Lessor as part of the building.

                                       V.

     Lessee shall be responsible for and shall pay all privilege taxes and license fees and any and all other taxes arising out of the operation of its business on the leased premises, including personal property taxes. Lessee shall make all required deposits for its utilities and shall pay all charges for its utilities incurred in its operations on said premises. Lessee further obligates itself to bring the building and improvements on the leased premises up to city and state code requirements, if necessary, for opening the business operation of Lessee and to accomplish same at Lessee's expense. Lessor shall pay 1/2 of the annual real estate taxes assessed on the real estate and improvements and Lessee shall pay 1/2 of the annual real estate taxes assessed on the real estate and improvements. Such taxes for calendar year 2002 shall be pro-rated accordingly with Lessee paying 1/2 of such taxes for May through December 2002


                                       VI.

     Lessor shall secure fire, windstorm and extended insurance on all of said leased property as described and in an amount satisfactory to Lessor. Lessee shall pay 1/2 of such annual premiums as same become due with the 2002 premium to be pro-rated the same as the 2002 real estate taxes. Lessee shall, at Lessee's expense, secure owner's, landlord and tenant liability insurance insuring against said liability and providing coverage for not less than One Million Dollars ($1,000,000.00) for personal injury or death and Fifty Thousand Dollars ($50,000.00) for property damage for the protection of Lessor. Lessor shall be named as an insured on said liability insurance policy and shall be furnished a certificate from said insurance company and/or Lessee reflecting said coverage and payment of the premium for the liability coverage. Lessee is solely responsible for insuring its personal property on the leased premises. In the event this Lease Agreement shall be cancelled while said liability policy is in effect, said policy shall be cancelled as of the date of termination of the lease term, and Lessee shall be entitled to any refund received because of the cancellation of said policy. Lessor shall not be liable for any damage or injury to Lessee or any other person or to any other property occurring on the leased premises, or any part thereof, and Lessee shall indemnify and hold harmless the Lessor from any and all losses resulting from accident, injury or otherwise which may occur on Lessee's premises during the lease term.


                                      VII.

     In the event the property leased hereby shall be damaged by fire, windstorm or other hazards, Lessor shall have the option of rebuilding, repairing and/or replacing the same with the proceeds from said hazard insurance policy or of retaining said insurance proceeds and terminating this Lease Agreement. Should Lessor elect to restore said damaged property, then Lessor shall have the obligation to restore said property within a reasonable time, and a pro rata share of said rental shall not be payable by Lessee for the period when said property is rendered unusable. Should only a portion of said leased property be rendered unusable, Lessor shall remit unto or reduce for Lessee a fair and just portion of said rent according to the unusable property, until Lessor has completely restored the same. VIII. In addition to failure to properly pay installments of rent, it shall be construed to be a breach of this agreement if the Lessee fails to perform any condition herein undertaken, including but not limited to, adjudication of bankruptcy, assignment for the benefit of creditors, appointment of receiver, or levy upon any property of the Lessee by attachment or execution where such property is located in or on the premises hereby leased, and in such event, the Lessor shall have the right to declare this instrument breached by the Lessee and to re-enter said premises and be in law entitled to the possession thereof.


                                       IX.

     In the event that any part of the rent due hereunder is unpaid and in default, or if Lessee shall fail to keep or shall violate any other provision or agreement herein contained, and if any of such default(s) shall have continued for a period of thirty (30) days after Lessor's posting of written notice by certified or registered mail to Lessee, postage prepaid, addressed to Lessee at the address shown above, then, and in such event, Lessor, at its option, may terminate this Lease and may re-enter, take and retain possession of said leased property; or Lessor, at its option, may, without terminating this Lease Agreement, enter into and on said premises and repossess said leased property and may lease or relet said property in whole or in part and for such term or terms and at such consideration, rent and conditions as to the Lessor may be deemed best, without prejudice to any rights or remedies which Lessor may have for breach of this Lease Agreement by Lessee including unpaid rent. Failure of Lessor to exercise its rights hereunder arising from a default of Lessee shall not be a waiver of any rights arising out of any additional, further or future default by Lessee. A default, however, (except as to payment of rentals) shall be deemed cured if Lessee in good faith commences performance requisite to cure said default which is satisfactory to Lessor within fifteen (15) days after Lessor's posting of notice of the same and Lessee shall thereafter continuously and with reasonable diligence proceed to complete the performance required to cure such default to the satisfaction of Lessor.


                                       X.

     Lessee may not sublease or assign this Lease Agreement without the written consent of Lessor. This Lease Agreement may be amended only upon written mutual agreement of the parties hereto.


                                       XI.

     Lessor and Lessee agree that each will work with and cooperate with the other and with any other tenant in the joint use of the building so as to allow each occupant of the property to reasonably and peacefully pursue its respective business operation.


                                      XII.

     Lessor does hereby grant unto Lessee the 1st option to renew its Lease of the demised/leased premises for an additional 5 year term following the expiration of the term of this Lease Agreement upon such terms as are mutually agreeable between Lessor and Lessee and provided that Lessee notifies Lessor in writing of it's exercise of the lease option within 90 days prior to the expiration of the current term of this Lease Agreement and during which time the renewal option shall be exercised by the Lessee. In the event that Lessee does not exercise it's option, then, and in such event, said option to extend this Lease Agreement under such terms as may be mutually agreed upon for the 5 year option term shall automatically expire. If Lessee exercises its option, then any extension or renewal of this Lease Agreement beyond the first five (5) years provided herein shall be upon such terms as are mutually agreeable between the parties.


                                      XIII.

     In the event of Lessee's breach and/or default of this Lease Agreement, Lessee shall be liable to Lessor for all expenses and damages incurred by Lessor as a result thereof including, but not limited to, lost rents, court costs, attorney fees, collection costs, and cost of repair and cleaning.


                                      XIV.

     The  parties  agree  that  this  Lease   Agreement  With  Option  shall  be
interpreted under the laws of the State of Mississippi. WITNESS the signatures of the parties hereto in duplicate on the dates set forth herein.



                             INNOVATIVE INDUSTRIES, LLC


                             By: /s/ A. D. McLeod
                                -------------------------------
                                      A. D. McLeod, Member

                             Date:
                                -------------------------------

                             BIO SOLUTIONS INTERNATIONAL, INC


                             By: /s/ Louis H. Elwell, III
                                -------------------------------
                             Louis H. Elwell, III
                             President & Chairman

                             Date:
                                -------------------------------

STATE OF MISSISSIPPI

COUNTY OF FORREST


     PERSONALLY appeared before me, the undersigned authority in and for the above jurisdiction, the within named A.D. MCLEOD, Member of INNOVATIVE INDUSTRIES, LLC, a Mississippi Limited Liability Company, who acknowledged that he signed and delivered the foregoing instrument on the day and year therein mentioned as the act of, and for and on behalf of said Limited Liability Company, after having been duly authorized by said LLC so to do.

     GIVEN under my hand and official seal of office on this, the _____ day of __________, A.D., 2002.

                                  NOTARY PUBLIC


My Commission Expires:


--------------------

STATE OF NEW JERSEY
COUNTY OF __________________


     PERSONALLY appeared before me, the undersigned authority in and for the above jurisdiction, the within named LOUIS H. ELWELL, III, President & Chairman of BIO SOLUTIONS INTERNATIONAL, INC., a Corporation, who acknowledged that he signed and delivered the foregoing instrument on the day and year therein mentioned as the act of, and for and on behalf of said Corporation, after having been duly authorized by said Corporation so to do.

     GIVEN under my hand and official seal on this, the ______ day of __________, A.D., 2002.

                                  NOTARY PUBLIC


My Commission Expires:


--------------------

            INNOVATIVE INDUSTRIES, LLC, RESOLUTION AND AUTHORIZATION
               REGARDING EXECUTION OF LEASE AGREEMENT WITH OPTION
                     WITH BIO SOLUTIONS INTERNATIONAL, INC.

     The undersigned, being all of the Members of Innovative Industries, LLC, a Mississippi Limited Liability Company, do hereby resolve and agree that A.D. McLeod as Member of Innovative Industries, LLC, be, and he hereby is, authorized to execute and deliver that certain Lease Agreement With Option by and between Innovative Industries, LLC, a Mississippi Limited Liability Company, and Bio Solutions International, Inc., a Nevada Corporation, for rental of a portion of the premises owned by the LLC located at 1161 James Street, Hattiesburg, Forrest County, Mississippi, a copy of said Lease Agreement With Option being attached hereto for reference purposes.

     The Members further resolve, agree and acknowledge that A.D. McLeod, as Member of Innovative Industries, LLC, is authorized to execute and deliver said Lease Agreement With Option for all purposes and to the same extent as if all three (3) of the undersigned Members of the LLC had executed same and the Members further acknowledge and agree that this Resolution and Authorization is granted A.D. McLeod in compliance with the Operating Agreement of the LLC, it being the intention of all of the Members of the LLC to authorize A.D. McLeod to act for and on behalf of said LLC to the same extent as if all three (3) Members have/had done so and executed and delivered said Lease Agreement.


     WITNESS OUR SIGNATURES on the dates indicated below.


                                INNOVATIVE INDUSTRIES, LLC

                                By: /s/ A. D. McLeod
                                -------------------------------
                                 A.D. McLeod, Member

                                Date:
                                -------------------------------


                                By: /s/ N. Wayne Wade
                                -------------------------------
                                N. Wayne Wade, Member

                                Date:
                                -------------------------------


                                By: /s/ Louis H. Elwell, III
                                -------------------------------
                                Louis H. Elwell, III, Member


                                Date
                                -------------------------------

                                                April 24, 2000



Dr. Karen Suzette Hargroder, President
Beverly Drive-In Theatre, Inc.
P.O. Box 534
Hattiesburg, MS  39403

         Re:  Beverly Drive-In Theatre, Inc.,
              N & S Theatres Agreement

Dear Suzette:

     Enclosed please find a duplicate original, signed, executed Lease Contract With Options with N & S Theatres, which is returned to you for your records and safekeeping.

     This document has not been recorded in the Land Deed Records in the Forrest County Chancery Clerk's Office as I had no instruction from you to do so. If you do want the Lease recorded in the Forrest County Chancery Clerk's Office, please return it with your instruction for me to do so and I will accomplish that for the corporation.

     Enclosed also please find a copy of my transmittal letter to Mr. Suick and Mr. Norton with N & S Theatres transmitting to them a true copy of the Lease Contract With Options for their records.

     Thank you for allowing us the opportunity to be of service to the Beverly Drive-In Theatre, Inc., and, as always, thank you for your courtesy and friendship. With best regards, I am

                                          Very truly yours,

                                          /s/ M. Ronald Doleac

                                          M. Ronald Doleac



MRD/cm
enclosure

                                                April 24, 2001



Mr. Timothy J. Suick
Mr. James P. Norton
N & S Theatres, Inc.
825 5th Avenue
Antigo, Wisconsin  54409

         Re:  Our Client: Beverly Drive-In Theatre, Inc.

Dear Gentlemen:

     Enclosed  please find your completed copy of Lease Contract With Options as
to  your  Agreement  with  Beverly  Drive-In  Theatre,   Inc.,  of  Hattiesburg,
Mississippi. This document is returned to you for your records and safekeeping.

     Thank you for your courtesy and good luck with your venture. With kindest regards, I am


                                         Very truly yours,

                                         /s/ M. Ronald Doleac

                                         M. Ronald Doleac



MRD/cm
enclosure
cc:  Dr. Karen Suzette Hargroder, President
     Beverly Drive-In Theatre, Inc.